M Fund, Inc. (the “Corporation”)

Supplement dated July 21, 2023 to the

Statement of Additional Information of the Corporation

dated May 1, 2023

Effective July 19, 2023, Peter W. Mullin resigned as a Director of the Corporation. All information relating to Mr. Mullin, except the Beneficial Share Ownership and Compensation information appearing in the Statement of Additional Information under the section entitled “Management of the Funds,” beginning on page 22 is hereby removed.

Please retain this Supplement for future reference.